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                                                                      EXHIBIT 22

                       K N ENERGY, INC. AND SUBSIDIARIES
                         SUBSIDIARIES OF THE REGISTRANT



Name of Company                                                                        State of Incorporation
---------------                                                                        ----------------------
AOG Gas Transmission Company, L.P.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Texas
American Gas Storage, L.P.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Texas
American Gathering, L.P.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Texas
American Oil & Gas Corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Delaware
American Pipeline Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Delaware
American Processing, L.P. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Texas
Caprock Pipeline Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Delaware
K N Energy Services, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Colorado
K N Gas Gathering, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Colorado
K N Marketing, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Colorado
K N Marketing, L.P. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Delaware
K N Natural Gas, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Colorado
K N Gas Supply Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Colorado
K N Interstate Gas Transmission Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Colorado
K N Production Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Delaware
K N Trading, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Delaware
K N Wattenberg Transmission Limited Liability Company . . . . . . . . . . . . . . . . . . .      Colorado
K N WesTex Gas Service Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Texas
Northern Gas Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Wyoming
Red River Pipeline, L.P.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Delaware
Rocky Mountain Natural Gas Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Colorado
Westar Transmission Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Delaware


All of the subsidiaries named above are included in the consolidated financial statements of the Registrant included herein.









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